UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2025

Tilray Brands, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38594	82-4310622
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

265 Talbot Street West,
Leamington, ON		N8H 5L4
(Address of Principal Executive Offices,		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 845-7291

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)
Common Stock, $0.0001 par	TLRY
value per share		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On November 18, 2025, Tilray Brands, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present.

At the Annual Meeting, stockholders considered and voted on the following proposals, each of which is described in more detail in the Company’s proxy statement dated September 26, 2025 (the "Proxy Statement"): (1) the re-election of John Herhalt as the Class I director to serve until his term expires or until a successor is duly elected and qualified; (2) the ratification of the appointment of PricewaterhouseCoopers LLP ("PWC") as the Company's independent registered accounting firm for the current fiscal year; (3) approval of the non-binding advisory resolution on the named executive officer compensation; and (4) the approval of the amendments (the “Governance Changes Proposal”) to the Company’s Certificate of Incorporation, as amended, to declassify the Company’s Board of Directors and eliminate provisions that allow stockholders to remove directors only for cause.

Each of the first and second proposals were formally approved and the third proposal was supported by approximately 70% of the vote of the Company’s stockholders at the Annual Meeting, as detailed in the voting results outlined below.

The fourth proposal did not receive sufficient votes cast to approve the Governance Changes Proposal (i.e., majority of outstanding shares).

Proposal No. 1 – Election of the Class I Director:

Nominee	For	Withheld	Broker Non-Votes
John Herhalt	85,540,003	23,445,500	326,877,556

Proposal No. 2 – Ratification of Selection of PWC as Independent Registered Public Accounting Firm:

For	402,964,551
Against	20,170,494
Abstain	12,728,014

Proposal No. 3 – Voting Results for the Non-Binding Advisory Resolution on the Named Executive Officer Compensation:

For	72,869,843
Against	31,887,041
Abstain	4,228,619

Proposal No. 4 – Governance Changes Proposal:

For	93,618,416
Against	12,215,984
Abstain	3,151,103
Broker Non-Votes	326,877,556

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tilray Brands, Inc.
Date: November 19, 2025
By: /s/ Mitchell Gendel
Name: Mitchell Gendel
Title: Global General Counsel